UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2006

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Revolving Line of Credit Loan Agreement

On March 28, 2006, William Lyon Homes, Inc. (“California Lyon”), a California corporation and wholly-owned subsidiary of William Lyon Homes (the “Registrant”), and Comerica Bank (“Comerica Bank”), entered into that certain Revolving Line of Credit Loan Agreement dated as of March 8, 2006 (the “Loan Agreement”). The Loan Agreement includes a Note Secured by Deed of Trust dated as of March 8, 2006, executed by California Lyon for the benefit of Comerica Bank, which evidences (i) the maximum principal amount of the loan is $50,000,000, (ii) the Maturity Date is April 3, 2009, and (iii) at the discretion of California Lyon, interest paid on borrowings by California Lyon under the Loan Agreement can be based upon “Base Rate” borrowings, which approximate the prime rate, or “Base Libor” borrowings, which approximate a LIBOR base rate index, as defined in the Loan Agreement.

The “Commitment Amount” under the Loan Agreement is $50,000,000 from the date of the agreement until April 3, 2008, at which time the Commitment Amount will decrease $12,500,000 each calendar quarter, beginning the last day of each calendar quarter thereafter, until maturity. In addition, the Loan Agreement contains an unconditional guaranty by the Registrant of all indebtedness and/or obligations of California Lyon to Comerica Bank.

This description is qualified in its entirety by the full text of the Loan Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

The terms of the Loan Agreement were established in arms-length negotiations with Comerica Bank. Comerica Bank and its affiliates may act as lenders to the Registrant and its affiliates in the future. They receive, and expect to receive, customary fees for these services.

As of March 31, 2006, there were no amounts outstanding under the Loan Agreement.

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Item 2.03	Creation of a Direct Financial Obligation.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

10.1	Revolving Line of Credit Loan Agreement dated as of March 8, 2006 by and between William Lyon Homes, Inc., a California corporation, and Comerica Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES
Dated March 31, 2006

	By:	/s/ Michael D. Grubbs
Michael D. Grubbs
Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description
10.1	Revolving Line of Credit Loan Agreement dated as of March 8, 2006 by and between William Lyon Homes, Inc., a California corporation, and Comerica Bank.

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